UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

THE PANTRY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Gregson Drive Cary, North Carolina	27511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 774-6700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2012, Mark R. Bierley, Senior Vice President and Chief Financial Officer of The Pantry, Inc. (the "Company"), resigned from his position with the Company effective May 25, 2012. Mr. Bierley has accepted a position near his home in Michigan. Berry L. Epley, Vice President and Corporate Controller, will assume Mr. Bierley’s responsibilities until a successor is named.

A copy of the press release announcing Mr. Bierley’s resignation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press release dated April 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ Dennis G. Hatchell
Dennis G. Hatchell President and Chief Executive Officer

Date: April 27, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 27, 2012